                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 1998
                                                           -------------

                                  ROMTECH, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


Pennsylvania                            0-27102                  23-2694937
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA                  19047-1833
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On July 15, 1998, RomTech, Inc. (the "Company") issued a press release announcing the Company's unaudited results for the fourth quarter and year ended June 30, 1998, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       None.

         b.       None.

         c.       Exhibits.

                  99.1     Press Release dated July 15, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ROMTECH, INC.


                                                 By: /s/ GERALD W. KLEIN
                                                     --------------------------
                                                     Gerald W. Klein, President,
                                                     Chief Executive Officer and
                                                     Chief Financial Officer

Dated: July 16, 1998